UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  September 8, 2004

AVNET, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-4224	11-1890605

(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)

(480) 643-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1
EXHIBIT 10.2
EX-10.3(a)
EX-10.3(b)
EX-10.4(a)
Ex-10.4(b)
EX-10.4(c)
EX-10.4(d)
EXHIBIT 21
EXHIBIT 24

     Item 9.01. Financial Statements and Exhibits.

(a)	Inapplicable

(b)	Inapplicable

(c)	Exhibits:

10.1.	Change of Control Agreement dated March 1, 2001 between the Company and Harley Feldberg.

10.2.	Form of Indemnity Agreement. The Company enters into this form of agreement with each of its directors and officers.

10.3.	Avnet, Inc. 2003 Stock Compensation Plan — form stock option agreements:

(a) Nonqualified stock option agreement

(b) Incentive stock option agreement

10.4.	Form option agreements for stock option plans:

(a) Non-Qualified stock option agreement for 1999 Stock Option Plan

(b) Incentive stock option agreement for 1999 Stock Option Plan

(c) Incentive stock option agreement for 1996 Stock Option Plan

(d) Non-Qualified stock option agreement for 1995 Stock Option Plan

21.	List of subsidiaries of the Company.

24.	Powers of Attorney.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC.
(Registrant)

Date: September 8, 2004	By :	/s/ Raymond Sadowski

Raymond Sadowski
Senior Vice President and
Chief Financial Officer

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